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                                                              EXHIBIT (b)(5)

[NATIONAL LIFE of VERMONT LOGO]
National Life Insurance Company
Montpelier, Vermont 05604                                     SENTINEL ADVANTAGE
Tel: 802 229-3333                                   Variable Annuity Application

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Application No.:                Branch No.:                     Pension Code:                   Contract No.:

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A. OWNER        1. Owner Name:
   INFORMATION
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                2. Social Security No. or Tax ID No.                                    4. Date of Birth or Date of Trust:

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                3. Address: Street                                                      5. Sex
                                                                                              [  ] Male     [  ] Female
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                   City:                           State:             Zip:              6. Area Code & Daytime Telephone:

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B. ANNUITANT    1. Annuitant Name:
   INFORMATION
   (Complete if    -----------------------------------------------------------------------------------------------------------------
   different    2. Social Security No.:                                                 4. Date of Birth:
   from Owner.)
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                3. Address: Street                                                      5. Sex
                                                                                              [  ] Male     [  ] Female
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                   City:                           State:             Zip:              6. Area Code & Daytime Telephone:


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C. Beneficiary(ies)First:                                                               Second:
   (If 401(a),
   do NOT complete.-----------------------------------------------------------------------------------------------------------------
   Beneficiary     Date of Birth:                                                       Date of Birth:
   will be
   Owner.)         -----------------------------------------------------------------------------------------------------------------
                   Social Security Number:                                              Social Security Number:

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                   Relationship to Contract Owner or Annuitant:                         Relationship to Contract Owner or Annuitant:

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                   [  ] As per supplemental request

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D. TYPE OF PLAN  1. Non-Qualified Plan:                                2. Qualified Plan:
                      [ ] Individually Owned                                [ ] Pension or Profit-Sharing Plan Section 401(a) or
                      [ ] 1035 Exchange                                         Section 403(a)
                      [ ] Other: (Describe.)                                [ ] Tax-Deferred Annuity Section 403(b)
                                                                            [ ] Individual IRA  [ ] SEP IRA  [ ] Simple IRA
                                                                                [ ] Regular Contribution: Year:         $
                                                                                                               --------- -----------
                                                                                [ ] Transfer
                                                                                [ ] Rollover
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E. FUND SELECTION   MARKET STREET FUND:                         FIDELITY INVESTMENTS:              VAN ECK ASSOCIATES:
   Allocate           Common Stock             ____________ %    Equity-Income      ____________ %      Worldwide Bond   _______%
   percentages to     Aggressive Growth        ____________ %    Overseas           ____________ %
   the following      Managed                  ____________ %    Growth             ____________ % NATIONAL LIFE INSURANCE COMPANY:
   funds: (Whole      Bond                     ____________ %    High Income        ____________ %      Fixed Account    _______%
   percentages. Not   International            ____________ %    Index 500          ____________ %
   less than 5% per   Sentinel Growth          ____________ %    Contrafund         ____________ % OTHER: (As available.)
   allocation. Select Money Market                                                                 ___________________%  _______%
   no more than 17    Account                  ____________ %   FRED ALGER MANAGEMENT:             ___________________%  _______%
   variable funds.    STRONG CAPITAL MGMT:                         Small Capitalization  _______ % ___________________%  _______%
   Must total 100%)   Special  Fund II         ____________ %      Growth Fund           _______ % ___________________%  _______%
                      Growth Fund II           ____________ %                                      ___________________%  _______%
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F. REMINDER      1.  Would you like us to send a periodic reminder to fund this contract?    [ ] Yes    [ ] No
   NOTICE
                 2.  Amount: $________________________________          4. Send Notice to : (Check one.)
                                                                            [ ] Annuitant's Address   [ ] Owner's Address
                 3.  Frequency:  [ ] Annual          [ ] Monthly (Group)    [ ] Other (Give name and address in section K.
                                 [ ] Semi-Annual     [ ] EFT                    Remarks.)
                                 [ ] Quarterly
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7405(0597)                                                                                                            Cat. No. 44524

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G. REPLACEMENT  Has there been or will there be a lapse, surrender, replacement, reissue, or change to reduce amount, premium or coverage of any existing life or annuity contract if the applied for contract is issued, or will there be any
                substantial borrowing on any life insurance policy if the applied for contract is issued?   [ ]Yes [ ]No

                Company Name(s) and Policy Number(s):

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H. RIDER        [ ] Enhanced Death Benefit Rider
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I. INVESTMENT   1. Portfolio Rebalancing:
   MANAGEMENT      a. Does the Owner request Portfolio Rebalancing, through which the Accumulated Value in the Sub-Accounts
   (Select only       of the Separate Account will be automatically reallocated according to the fund allocation percentages?
   ONE of these       [ ] Yes  [ ] No
   options.)
                   b. Frequency: [ ] Annual  [ ] Semi-Annual   [ ] Quarterly

   (Complete    2. Dollar Cost Averaging:
   Dollar Cost        Does the Owner request Dollar Cost Averaging through which the Accumulated Value in the amount designated
   Averaging          below would be transferred from the MONEY MARKET SUB-ACCOUNT to the other Sub-Accounts as apportioned below,
   section only       once each month.   [ ] Yes   [ ] No
   if you have
   selected     Allocation: (Total allocation may not be less than $100.)
   Money        MARKET STREET FUND:                     FIDELITY INVESTMENTS:                 VAN ECK ASSOCIATES:
   Market.)       Common Stock            $____________  Equity-Income        $____________     Worldwide Bond     $_______
                  Aggressive Growth       $____________  Overseas             $____________
                  Managed                 $____________  Growth               $____________
                  Bond                    $____________  High Income          $____________
                  International           $____________  Index 500            $____________
                  Sentinel Growth         $____________  Contrafund           $____________   OTHER: (As available.)
                                                                                              ___________________  $_______
                                                                                              ___________________  $_______
                STRONG CAPITAL MGMT:                    FRED ALGER MANAGEMENT:                ___________________  $_______
                  Special Fund II         $____________  Small Capitalization $____________   ___________________  $_______
                  Growth Fund II          $____________  Growth Fund          $____________   ___________________  $_______
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J. TELEPHONE      1. Does the Owner authorize the Company to accept telephone requests by the Owner to:
   TRANSACTION       - Change the fund allocation percentages            - Add, cancel or change Portfolio Rebalancing,
   PRIVILEGE         - Transfer funds among Sub-Accounts                   or Dollar Cost Averaging

                     [ ] Check here if you wish to authorize the Company to accept telephone requests by the Owner for investment management and fund selection.
                  2. [ ] Check here if you wish to authorize your reprsentative/agent to have telephone transaction privileges.

                         Name of Representative:
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K. REMARKS
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L. AUTHORIZATION  I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief. I understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount.

                  [ ] Receipt of Variable Annuity and Fund Prospectuses is hereby acknowledged.

                      I have paid $ _________________________for Variable Annuity with this application.

                      Monies remitted via:  [ ] Check   [ ] Wire    [ ] 1035     [ ] Transfer

                  Signed at (City & State)                                             on this day of : (mm/dd/yyyy)
                                          --------------------------------------------                              ----------------
                  Owner's Signature:

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                  Annuitant's Signature: (If different than Owner)

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M. BROKER/DEALER  Signature of Registered Representative:                          Signature of Broker/Dealer:
   SALES
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7405(0597)                                                                                                            Cat. No. 44524

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